Exhibit 10.02

THIRTY-THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRTY-THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 11, 2005, is entered into by and among WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (“Lender”), BRAWN OF CALIFORNIA, INC., a California corporation (“Brawn”), BRAWN, LLC, a Delaware limited liability company (“Brawn LLC”), GUMP’S BY MAIL, INC., a Delaware corporation (“GBM”), GUMP’S CORP., a California corporation (“Gump’s”), HANOVER REALTY, INC., a Virginia corporation (“Hanover Realty”), THE COMPANY STORE FACTORY, INC., a Delaware corporation (“TCS Factory”), THE COMPANY OFFICE, INC., a Delaware corporation (“TCS Office”), SILHOUETTES, LLC, a Delaware limited liability company (“Silhouettes LLC”), HANOVER COMPANY STORE, LLC, a Delaware limited liability company (“HCS LLC”), DOMESTICATIONS, LLC, a Delaware limited liability company (“Domestications LLC”), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company (“KIS LLC”), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company (“CSG LLC” and, together with Brawn, Brawn LLC, GBM, Gump’s, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, “Borrowers” and each, individually, a “Borrower”), HANOVER DIRECT, INC., a Delaware corporation (“Hanover”), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company (“Clearance World”), SCANDIA DOWN, LLC, a Delaware limited liability company (“Scandia Down LLC”), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company (“LaCrosse LLC”), D.M. ADVERTISING, LLC, a Delaware limited liability company (“DM Advertising LLC”), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company (“ADT LLC”), and HANOVER GIFTS, INC., a Virginia corporation (“Hanover Gifts” and, together with Hanover, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, “Guarantors” and each, individually, a “Guarantor”).

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and

Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 (as amended hereby, the “Nineteenth Amendment to Loan Agreement”), the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003, the Twenty-Sixth Amendment to Loan and Security Agreement, dated as of August 29, 2003, the Twenty-Seventh Amendment to Loan and Security Agreement, dated as of October 31, 2003, the Twenty-Eighth Amendment to Loan and Security Agreement, dated as of November 4, 2003, the Twenty-Ninth Amendment to Loan and Security Agreement, dated as of November 25, 2003, the Thirtieth Amendment to Loan and Security Agreement, dated as of March 25, 2004, the Thirty-First Amendment to Loan and Security Agreement, dated as of July 8, 2004, and the Thirty-Second Amendment to Loan and Security Agreement, dated as of December 30, 2004 (as so amended, the “Loan Agreement”), pursuant to which Lender has made loans and advances to Borrowers;

WHEREAS, Borrowers and Guarantors have requested that Lender, commencing on the date hereof and continuing through June 30, 2005 increase the amount of Letter of Credit Accommodations that may be permitted to remain outstanding at any one time from $10,000,000 to $13,000,000 as set forth herein;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such consents and amendments, in each case subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

2.   Letter of Credit Accommodations. Section 2.3(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Notwithstanding anything to the contrary contained herein or in any of the other Financing Agreements, the aggregate amount of all Letter of Credit Accommodations pursuant hereto and all other commitments and obligations made or incurred by Lender pursuant hereto for the account or benefit of Revolving Loan Borrowers in connection therewith shall not, at any one time outstanding, exceed Ten Million Dollars ($10,000,000); provided, that, (i) solely during the period commencing on March 14, 2005 through June 30, 2005, the aggregate amount of all such Letter of Credit Accommodations shall not, at any one time outstanding, exceed Thirteen Million Dollars

($13,000,000) and (ii) the aggregate amount of all outstanding Letter of Credit Accommodations consisting of or relating to banker’s acceptances and any other commitments and obligations made or incurred by Lender in connection therewith, shall not at any time exceed Seven Hundred Fifty Thousand Dollars ($750,000). Lender shall have the right, from time to time, to establish and revise sublimits for Letter of Credit Accommodations for the account of the respective Revolving Loan Borrowers, within the overall limit then in effect on Letter of Credit Accommodations.”

3.   Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

(a)  This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

(b)  No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, other than Chelsey, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant hereto.

(c)  Neither the execution and delivery of this Amendment, the Private Label Credit Card Agreement, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or by which it or any of its assets may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation, Certificate of Formation, By-Laws or Operating Agreement of any Borrower or Guarantor.

4.   Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

(a)       Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Business Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

(b)       Lender shall have received, in form and substance satisfactory to Lender, the consent of all Participants to this Amendment and the transactions contemplated hereby; and

(c)       Lender shall have received, in form and substance satisfactory to Lender, for each Borrower and Guarantor that is a limited liability company (i) a Management and Incumbency Certificate of each such company identifying all managers, officers or other persons authorized to act on behalf of such company, (ii) Company Resolutions of each such company, evidencing the adoption and subsistence of company resolutions approving the execution, delivery and performance by each Borrower and Guarantor that is a limited liability company of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, in each case signed by all members of each such company, and (iii) Certificates of the Secretary or Assistant Secretary of each such company identifying all members of such company;

(d)       Lender shall have received, in form and substance satisfactory to Lender, for each Borrower and Guarantor that is a corporation, a Secretary’s or Assistant Secretary’s Certificate of Directors’ Resolutions with Shareholders’ Consent (other than in respect of Hanover) evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by such Borrower and Guarantor of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment; and

(e)       each Borrower and Guarantor shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, including without limitation Chelsey, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

5.   Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

6.   Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

7.   Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

8.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.   Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

WACHOVIA BANK, NATIONAL ASSOCIATION,
successor by merger to Congress Financial Corporation

By: /s/ Eric Storz
Name: Eric Storz
Title: Vice President

BRAWN OF CALIFORNIA, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

BRAWN, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

GUMP’S BY MAIL, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

GUMP’S CORP.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

HANOVER REALTY, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

THE COMPANY STORE FACTORY, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

THE COMPANY OFFICE, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

SILHOUETTES, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

HANOVER COMPANY STORE, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

DOMESTICATIONS, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

KEYSTONE INTERNET SERVICES, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

THE COMPANY STORE GROUP, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

By their signatures below, the

undersigned Guarantors acknowledge

and agree to be bound by the

applicable provisions of this

Amendment:

HANOVER DIRECT, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

CLEARANCE WORLD OUTLETS, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

SCANDIA DOWN, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

LA CROSSE FULFILLMENT, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

D.M. ADVERTISING, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

AMERICAN DOWN & TEXTILE, LLC

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary

HANOVER GIFTS, INC.

By: /s/ Daniel J. Barsky
Name: Daniel J. Barsky
Title: Secretary